UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 EAST MARKET STREET, SUITE 650 AKRON, ohio	44305
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
6.50% Senior Notes due 2026	BWNB	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 19, 2022, at the 2022 annual meeting of stockholders (the “Annual Meeting”) of Babcock & Wilcox Enterprises, Inc. (the “Company”), the stockholders of the Company, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment (the “Plan Amendment”) to the Babcock & Wilcox Enterprises, Inc. 2021 Long-Term Incentive Plan (as amended by the Plan Amendment, the “2021 Plan”) as disclosed below in Item 5.07 of this Form 8-K. The Plan Amendment became effective upon such stockholder approval.

The following summary of the Plan Amendment is qualified in its entirety by reference to the text of the amended 2021 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The Plan Amendment increased the total number of shares of the Company’s common stock authorized for award grants under the 2021 Plan from 1,250,000 shares to 5,250,000 shares. The 2021 Plan replaced the Company’s Amended and Restated 2015 Long-Term Incentive Plan (Amended and Restated as of June 16, 2020) (the “2015 Plan”). In addition to the 5,250,000 shares available for award grant purposes under the 2021 Plan as described above, any shares of Company common stock underlying any outstanding award granted under the 2015 Plan that, following May 20, 2021, expires, or is terminated, surrendered, or forfeited for any reason without issuance of such shares shall also be available for the grant of new awards under the 2021 Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders voted on eight proposals, each of which is described in more detail in the Company’s definitive proxy statement and proxy statement supplement (collectively, the “Proxy Statement”) filed with the Securities and Exchange Commission on April 8, 2022 and April 15, 2022, respectively. There were 72,478,921 shares of common stock present at the Annual Meeting in person or by proxy, which represented 83.94% of the combined voting power of our common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote on each matter to be acted on at the Annual Meeting for each share held as of the close of business on March 22, 2022. The voting results for each of the eight proposals are detailed below.

Proposal 1:

The approval of amendments to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify the Board and provide for annual elections of all directors beginning at the 2024 annual meeting of stockholders, did not receive the required affirmative vote of at least 80% of the outstanding shares of the Company’s common stock for approval. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
66,451,040	37,906	15,612	5,974,363

Proposal 2:

The election of Joseph A. Tato and Kenneth M. Young to serve as Class I directors of the Company to serve until the Company’s 2024 annual meeting of stockholders was contingent upon the approval of Proposal 1 to declassify the Board. Since Proposal 1 was not approved at the Annual Meeting, Proposal 2 was deemed null and void.

Proposal 3:

As Proposal 1 was not approved, the stockholders elected Joseph A. Tato and Kenneth M. Young to serve as Class I directors of the Company, to serve a term of three years expiring at the Company’s 2025 annual meeting of stockholders. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Joseph A. Tato	50,378,940	16,125,618	5,974,363
Kenneth M. Young	64,631,825	1,872,733	5,974,363

Proposal 4:

The approval of amendments to the Certificate of Incorporation to remove provisions that require the affirmative vote of holders of at least 80% of the voting power to approve certain amendments to the Certificate of Incorporation and the Company’s Amended and Restated Bylaws did not receive the required affirmative vote of at least 80% of the outstanding shares of the Company’s common stock for approval. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
66,302,903	165,321	36,334	5,974,363

Proposal 5:

The stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The voting results were as follows:

Votes For	Votes Against	Abstain
72,294,232	163,012	21,677

Proposal 6:

The stockholders approved, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
65,167,556	1,203,380	133,622	5,974,363

Proposal 7:

The stockholders approved the Plan Amendment, as described above. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
44,111,073	22,361,615	31,870	5,974,363

Proposal 8:

The stockholders approved, on a non-binding basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
65,802,281	535,313	143,674	23,290	5,974,363

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Babcock & Wilcox Enterprises, Inc. 2021 Long-Term Incentive Plan dated May 19, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

Date: May 25, 2022	By:	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Accounting Officer and Duly Authorized Representative)